Independent Bank Corporation
1st Quarter 2008 Earnings Conference Call — April 25, 2008

Overview of 1st Quarter 2008 Results
Michael M. Magee, President and Chief Executive Officer

Safe Harbor Statement

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as “expects,” “intends,” “believes” and “should” which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

Financial Overview

	1Q08	4Q07	1Q07

Income from continuing
operations (millions)	$0.3	$2.3	$3.9

EPS - continuing operations	$0.01	$0.10	$0.17

ROA - continuing operations	0.04%	0.28%	0.48%

ROE - continuing operations	0.56%	3.68%	6.08%

Total assets (billions) at
period end	$3.25	$3.28	$3.36

Stockholders' equity
(millions) at period end	$238.5	$240.5	$251.8

Common shares
outstanding (millions)
at period end	23.02	22.65	22.58

1Q:08 — High-Level Overview

•	Strategic Achievements
–	Continued to build a brand presence in existing markets
–	Efforts to improve credit quality remain a top priority – focused on loan monitoring + portfolio management function + resolution of non-performing assets

•	Operational Achievements
–	Maintained profitability despite elevated credit costs
–	Continued growth in several categories of non-interest income

•	Strategic challenges
–	Michigan economy remains weak; tough competitive environment
–	Decline in commercial + residential real estate value

•	Operational challenges
–	Asset quality and related increase in non-performing loans resulting in an elevated provision for loan losses and higher loan and collection expenses

Economic Headwinds Persist

•	U.S. economy on the precipice of consumer-led recession ?
–	Household wealth declines in 4Q07 - first time since 2002
–	Housing starts at 1991-low; residential real estate prices yet to trough; residential inventories remain high
–	A record 6% of borrowers are behind on their mortgage and for the first time ever, nearly nine million households have mortgage debt greater than the value of their home
–	Record-level crude oil and skyrocketing food prices continue to impact consumer balance sheets

•	Michigan economy remains one of the weakest in U.S.
–	Decline of manufacturing industry, particularly in SE Michigan
–	Job growth remains stagnant
–	Depreciation of both commercial and residential property values
–	Unfavorable business taxes and stringent labor laws
•	Impact on the regional banking industry. Slowing loan growth, weaker credit quality, increased credit costs; net interest margin pressure

Outlook for 2008

•	Strategic Initiatives – remain focused on our strengths as a leading community bank
–	Improve brand awareness
–	Improve asset quality
–	Core deposit growth
–	Review business lines and locations based on performance and return on allocated capital

•	Operational Initiatives
–	Continued focus on utilizing technology to drive process improvements and greater efficiency
–	Enhanced customer retention initiatives
–	Continued investment in training and professional development

•	General Business Outlook
–	Sluggish loan growth, elevated levels of non-performing assets, and loan and collection costs continue to challenge the bottom line
–	Still optimistic that current adverse credit cycle in RE development begins to abate by mid-year leading to lower credit costs

1st Quarter 2008 Financial Review
Robert N. Shuster, Executive Vice President and CFO

1st Quarter 2008 Recap

•	Positive Factors
–	Net interest income and the net interest margin were up on both a year-over-year and sequential quarterly basis.
–	Certain categories of non-interest income remain strong.
–	Balance sheet structured to benefit from further cuts in short-term rates and/or a steeper yield curve.
–	Successful shift out of higher cost brokered CD's into FHLB and FRB borrowings.

•	Challenges
–	Credit costs
–	Asset quality diminished by an elevated level of non-performing assets; largely attributable to non-performing commercial loans and residential mortgage loans
–	Weak Michigan economy

1st Quarter 2008 Recap - Continued

•	Several moving parts
–	Fair value/FAS 159 election on preferred stocks - $(0.06) per share
–	MSR impairment charge - $(0.02) per share
–	Reversal of accrued interest on loans placed on non-accrual - $(0.02) per share
–	Severance costs - $(0.01) per share
–	Visa, Inc. IPO - $0.01 per share
–	Fair value/SAB 109 adoption on loans held for sale and commitments to originate mortgage loans - $0.02 per share
–	Federal income tax adjustment - $0.07 per share

–	Elevated loan loss provision
–	Increase in FDIC insurance expense

FAS 159 Fair Value Elections/SAB 109

•	Elected FV accounting for a portfolio of preferred stocks and loans held for sale
–	Although FV accounting can add earnings volatility, now we get two way accounting as compared to one-way OTI.
–	OTI very challenging to assess on “equity” type securities.
–	$1.5 million re-class from AOCI to retained earnings 1/1/08.

–	Fannie Mae - Par value $5.4 million / FV $4.1 million at 3/31/08
–	Freddie Mac - Par value $3.2 million / FV $1.8 million at 3/31/08
–	Goldman Sachs - Par value $5.0 million / FV $3.6 million at 3/31/08
–	Merrill Lynch - Par value $6.0 million / FV at $3.4 million 3/31/08

–	Loans held for sale were previously accounted for at lower of cost or market, FV accounting (FAS 159) now aligns with accounting for commitments to sell such loans.
–	SAB 109 adopted 1/1/08, results in recording fair value of commitments to originate mortgage loans.

Tax Equivalent Net Interest Margin

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.46%
7.62%
7.60%
7.69%
7.74%
7.70%
7.75%
7.65%
7.37%
4.64%
4.53%
4.26%
4.23%
4.23%
4.27%
4.31%
4.22%
4.30%
2.82%
3.09%
3.34%
3.47%
3.51%
3.43%
3.44%
3.43%
3.07%
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08
Yield on Earning Assets
Cost of Funds
Net Interest Margin

TE Net Interest Income

Net Interest Income ($ In 000's)
$34,000
$33,000
$32,000
$31,000
$30,000
$29,000
$28,000
$27,000
$26,000
$25,000
$33,436
$33,293
$31,568
$31,514
$31,209
$32,068
$31,881
$31,521
$31,785
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08

Shift from Brokered CD's to Lower Cost Funding

$1,200
$1,000
$800
$600
$400
$200
$0
Brokered CD's (In Millions)
$1,055
$882
$813
$705
$516
$248
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2007

Non-Interest Income

Category ($ in 000's)	1Q08	4Q07	1Q07

Total non-interest income	$9,492	$11,173	$10,670

Service charges - deposits	5,647	6,418	4,888

VISA check card income	1,371	1,376	950

Gain (loss) on securities	(2,163)	(964)	79

Net gains - mortgage loan sales	1,867	904	1,081

Mortgage loan servicing fees	(323)	364	527

Mutual fund and annuity commissions	424	609	479

Non-Interest Expense

Category ($ in 000's)	1Q08	4Q07	1Q07

Total non-interest expense	$30,251	$29,585	$27,966

Compensation & employee benefits	14,184	13,438	13,968

Occupancy	3,114	2,754	2,614

Advertising	1,100	1,549	1,152

Loan and collection	1,925	1,437	1,006

FDIC insurance expense	833	268	87

Provision for Loan Losses

Dollars In 000's
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,386
$2,511
$4,484
$7,963
$8,139
$14,893
$10,735
$9,393
$11,316
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08

Asset Quality Measures — Non-Performing Loans

Non-performing loans by loan type ($ in 000's)	3/31/08	12/31/07	3/31/07

Commercial	$72,068	$48,945	$27,537

Mortgage	24,824	23,147	15,691

Consumer	3,427	3,435	2,747

Finance receivables (a)	1,867	1,722	2,096

Total	$102,186	$77,249	$48,071

As a % of total loans	4.03%	3.03%	1.93%

(a)	Excludes discontinued operations.

Allowance for Loan Losses

Allocation ($ in 000's)	3/31/08	12/31/07	3/31/07

Specific loan allocations	$16,166	$10,713	$4,992

Adversely rated loans	9,753	10,804	5,150

Historical losses	14,512	14,668	12,943

Other factors/subjective	9,480	9,109	7,823

Total	$49,911	$45,294	$30,908

As a % of portfolio loans	1.97%	1.78%	1.24%

Asset Quality Measures — Net Loan Charge-Offs

Net loan charge-offs by loan type ($ in 000's)	1Q08	4Q07	3Q07	2Q07

Commercial	$3,498	$2,637	$3,893	$5,478

Mortgage	2,124	2,739	1,819	945

Consumer	982	964	560	557

Overdrafts	149	333	362	360

Finance receivables*	13	46	14	24

Total	$6,766	$6,719	$6,648	$7,364

As a % of average loans	1.07%	1.05%	1.05%	1.18%

          *Excludes discontinued operations.

Balance Sheet Overview

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Dollars - in billions
$2.36
$3.09
$3.36
$3.43
$3.28
$3.25
$1.58
$1.62
$2.09
$2.06
$2.37
$2.47
$2.48
$2.60
$2.55
$2.51
$2.54
$2.25
12/31/03
12/31/04
12/31/05
12/31/2006
12/31/2007
3/31/2008
Loans
Deposits
Total assets

IBCP — Cash Dividend

•	April 2008 IBCP cash dividend reduced by 47.6% to $0.11 per share.

•	1Q '08 EPS fell short of the reduced cash dividend due primarily to continued elevated credit costs.

•	Parent company liquidity strong with $12.5 million in cash at 3/31/08.

•	Parent company liquidity will be boosted from $1.8 million cash dividend to be paid by bank up to parent on 4/29/08.

•	Our bank subsidiary remains “well capitalized.” Further, because we anticipate no near-term asset growth, the down streaming of additional capital is not expected to be necessary.

•	Parent company tangible capital ratio was 4.97% at 3/31/08 (bank tangible capital ratio was 7.46% at 3/31/08).

•	We will evaluate and decide on the 7/31/08 dividend in late June 2008.

1st Quarter 2008 Credit Review
Stefanie M. Kimball, Executive Vice President and Chief Lending Officer

1st Quarter 2008 Commercial Lending Recap

•	Positive Factors
–	Inflow of watch credits slowed and levels of internal watch and substandard loans declined.
–	Strategic shift in target loan types coupled with tighter underwriting criteria provides more diversified and higher quality new loans.
–	New risk based pricing model rolled out, enabling improved risk/return.

•	Challenges
–	Delinquency and non-accruals increased.
–	Elevated charge-offs and collection expenses.
–	Considerable attention required for portfolio management and workout activities.

Total Commercial Loan Balances Declined Slightly in First Quarter of 2008

Land/Land Development CRE Segments Continue to Decline and Represent a Relatively Small Portion of the Overall Portfolio

Commercial Portfolio Segments
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Vacant Land
Land Development
Construction
Income Producing
Owner Occupied
C&I
2006
2007
1Q 2008

Total Watch Credits Continued to Rise, but at a Slower Rate as the Internal Watch and Substandard Categories Declined in the 1st Quarter 2008

IBC Internal Watch Credits
as of 3/31/2008
Outstandings (000's)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
Period End
Non Accrual / Non Performing
Substandard
Monitored / Watch

Select Commercial Real Estate Segments Have
Contributed Disproportionately to the Level of Watch
Credits

IBC Total Commercial vs. Internal Watch Credit
3/ 31/ 2008
3%
5%
9%
17% of Total Portfolio
Vacant Land
Land Development
Construction
C&I
Owner Occupied
Income Producing
10%
14%
17%
41% of Watch Credits
C&I
Vacant Land
Land Development
Owner Occupied
Construction
Income Producing

Commercial 30+ Delinquency Decreased in the 1st Quarter of 2008

Commercial Non-Accruals Continued to Rise
in the 1st Quarter of 2008

Commercial Loan Net Charge-Offs Increased in the 1st Quarter of 2008

Economic Headwinds Continue to Challenge Clients

•	Michigan's prolonged weak economic environment continues to challenge businesses in the State, particularly those dependent upon the sale of residential real estate.

•	Record levels of residential real estate inventory may take quite some time to be absorbed in many communities given negative population and job growth trends.

•	Significant commercial real estate de-valuations have been experienced.

•	Most of IBC's commercial real estate exposure in these segments has already been placed on watch status.

•	Geographic diversification within the State mitigates the stress currently experienced in SE Michigan.

Managing Through the Michigan Credit Storm Remains Our Top Priority

•	Implementation in 2007 of credit quality best practices position Independent Bank to weather the credit storm.

•	Significant rise in non-performing commercial loans results from the heavy concentration in CRE with a lengthy workout process. Our special assets team is fully engaged managing these loans with the assistance of select law firms. These loans are reserved based upon updated appraisals reflecting the distressed real estate values.

•	Quarterly Credit Quality Review watch process is firmly in place to manage the internal watch credits. Reviewing credits earlier in the workout cycle should improve future collection results.

•	Credit officers work closely with commercial lenders to monitor the financial condition of clients.

Credit Quality Best Practices Implemented in 2007
Position Independent Bank to Weather the
"Credit Storm"

•	Quarterly Watch Process to proactively manage higher risk loans is in place.

•	Risk Ratings are independently assigned and structure recommendations made upfront by Credit Officers.

•	A Special Assets Group has been established to provide more effective management of our most troubled loans. A select group of law firms supports the team, providing professional advice and systemic feedback.

•	Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market.

•	Accountability is ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality in addition to growth and profitability.

•	Risk Based Pricing will be enhanced with improvements underway to our pricing model.

•	Collateral Monitoring enhancements are being implemented for both Commercial Real Estate and C & I Lending.

•	Portfolio Concentrations are monitored with select loan types encouraged.

1st Quarter 2008 Retail Lending Recap

•	Positive Factors
–	Tighter underwriting criteria implemented in 2007 provides higher quality loans.
–	Net charge-off levels declined in the 1st Quarter from 4th Quarter 2007 levels.

•	Challenges
–	Delinquency and non-accruals increased.
–	Considerable attention required for portfolio management and workout activities.

Total Retail Loan Balances Decreased Slightly in 1st Quarter of 2008

Total Retail Loan Balances
Outstandings (in thousands)
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
Mortgage
Consumer

Retail 30-89 Day Delinquency Increased in the 1st Quarter

Retail Loans 30-89 Days Past Due
As % of Total Consumer/Mortgage Outstandings
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/2008
Consumer
Mortgage

Retail Non-Performing Assets Continued to Rise
in the 1st Quarter

Retail Non-Performing Assets
As % of Total Consumer/Mortgage Outstandings
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/2008
Consumer
Mortgage

Includes Non-Performing Loans, ORE and Repossessed Assets

Total Retail Charge-Offs for 1st Quarter of 2008 Declined from Levels Experienced in 4th Quarter 2007

Retail Charge offs
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
In (000's)
Q406
Q107
Q207
Q307
Q407
Q108
Consumer Net Charge offs
Mortgage Net Charge offs

Q & A

Michael M. Magee, Jr.
President and Chief Executive Officer

Robert N. Shuster
Executive Vice President and
Chief Financial Officer

Stefanie M. Kimball
Executive Vice President and
Chief Lending Officer

Thank you for participating in the conference call.